UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne, Indiana	46809
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Franklin Electric Co., Inc. (the "Company") held its 2017 annual meeting of shareholders on May 5, 2017. There were 46,414,045 shares of common stock of the Company entitled to vote at the meeting and a total of 44,115,526 (95.04%) were represented at the meeting, in person or by proxy.

The items voted upon at the annual meeting and the results of the vote on each proposal were as follows:

Proposal 1 - Election of Directors

To elect David T. Brown, David A. Roberts, and Thomas R. VerHage as directors for terms expiring at the 2020 Annual Meeting of Shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David T. Brown	29,507,015	10,994,471	1,132,897	2,481,143
David A. Roberts	29,420,320	11,081,569	1,132,494	2,481,143
Thomas R. VerHage	41,221,632	405,030	7,721	2,481,143

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the 2017 Fiscal Year

To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2017 fiscal year. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,735,926	1,376,504	3,096	—

Proposal 3 - Advisory Vote on Executive Compensation

To consider, on an advisory basis, the executive compensation of the named executive officers as disclosed in the proxy statement. The advisory vote on approval of the compensation of the Company's named executive officers was approved by the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,737,334	851,502	45,547	2,481,143

Proposal 4 - Vote on the Franklin Electric Co., Inc. 2017 Stock Plan

To consider the approval of the Franklin Electric Co., Inc. 2017 Stock Plan. The proposal was approved by the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,013,510	1,597,432	23,441	2,481,143

Proposal 5 - Advisory Vote on Frequency of Future Advisory Votes on Compensation

To consider, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers as disclosed in the proxy statement. The advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers was voted on by the shareholders as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
35,009,292	21,128	6,574,990	28,973	2,481,143

Consistent with the recommendation of the Board of Directors and the vote of shareholders, the Company will hold future advisory votes on named executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 9, 2017	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)